UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Canoo Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all appropriate boxes)

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your **Vote** Counts!

CANOO INC.

2023 Special Meeting
Vote by October 4, 2023
11:59 PM ET

CANOO INC.
19951 MARINER AVENUE
TORRANCE, CALIFORNIA 90503
UNITED STATES

V22296-S72615

You invested in CANOO INC. and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 5, 2023.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 21, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

October 5, 2023
8:30 a.m. CT

Virtually at:
www.virtualshareholdermeeting.com/GOEV2023SM2

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Approval of an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock, par value $0.0001 per share.	For
2. Approval of, pursuant to Nasdaq Rule 5635, the issuance of shares of our Common Stock, par value $0.0001 per share, (i) upon the conversion of certain convertible debentures that have been issued to YA II PN, Ltd. ("Yorkville") pursuant to (a) our Securities Purchase Agreement entered into Yorkville on April 24, 2023, (b) our Securities Purchase Agreement entered into with Yorkville on June 30, 2023 (the "June SPA"), and (c) our Securities Purchase Agreement entered into with Yorkville on August 2, 2023 (the "August SPA"), (ii) upon the exercise of warrants issued pursuant to the June SPA and the August SPA, and (iii) if Yorkville chooses to exercise one or both options to purchase additional convertible debentures and warrants under the June SPA and the August SPA, respectively, pursuant to the conversion of such convertible debentures and/or upon the exercise of such warrants that may be issued upon exercise of one or both options, in excess of 20% of the number of shares outstanding on April 24, 2023.	For
3. Approval of amendment to the Pre-Paid Advance Agreement dated July 20, 2022, as amended and supplemented from time to time, with Yorkville to lower the minimum floor price at which shares of Common Stock, par value $0.0001 per share, may be sold by us to $0.10 per share.	For
4. Approval of adjournment of this Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at this Special Meeting.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V22297-S72615